EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Godfrey Hui, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Network CN Inc. on Form 10-Q /A, Amendment No. 1 for the fiscal quarter ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q /A, Amendment No. 1 fairly presents in all material respects the financial condition and results of operations of Network CN Inc.

	By:	/s/ Godfrey Hui
Godfrey Hui
Chief Executive Officer
Date: October 22, 2008